MASSMUTUAL PREMIER FUNDS

Supplement dated November 9, 2007 to the

Prospectus dated March 1, 2007

This supplement provides new and additional information beyond that contained in the Prospectus and any existing supplements to the Prospectus. It should be retained and read in conjunction with the Prospectus and any existing supplements.

The following information replaces similar information for some of the funds listed on page 1 of the Prospectus:

Fund Name	Old Category	New Category

MassMutual Premier Short-Duration Bond Fund	Fixed Income	Short Term Bond
MassMutual Premier Inflation-Protected Bond Fund	Fixed Income	Intermediate Term Bond
MassMutual Premier Core Bond Fund	Fixed Income	Intermediate Term Bond
MassMutual Premier Diversified Bond Fund	Fixed Income	Intermediate Term Bond
MassMutual Premier Strategic Income Fund	Fixed Income	Multi Sector Bond
MassMutual Premier High Yield Fund	Fixed Income	High Yield Bond

MassMutual Premier Balanced Fund	Asset Allocation	Asset Allocation/Lifestyle

MassMutual Premier Discovery Value Fund	Mid/Small Cap Value	Mid Cap Value
MassMutual Premier Small Capitalization Value Fund	Mid/Small Cap Value	Small Cap Value

MassMutual Premier Main Street Small Cap Fund	Mid/Small Cap Core	Small Cap Core
MassMutual Premier Small Company Opportunities Fund	Mid/Small Cap Core	Small Cap Core

MassMutual Premier Global Fund	International	International/Global Large Growth
MassMutual Premier International Equity Fund	International	International/Global Large Growth
MassMutual Premier Focused International Fund	International	International/Global Large Growth

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3000M-07-04